UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2018

 CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

0-15536	23-2428543
(Commission file number)	(IRS employer ID)

105 Leader Heights Road, PO Box 2887, York, Pennsylvania	16901
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code - (717) 747-1519

N/A

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events

  As announced in the attached press release, on February 13, 2018, the Board of Directors of Codorus Valley Bancorp, Inc. (the “Corporation”) approved the formation of a charitable foundation to be known as the PeoplesBank Charitable Foundation. The Corporation Board also approved initial funding for the Foundation in the amount of $500,000. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.           Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Codorus Valley Bancorp, Inc. dated February 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Codorus Valley Bancorp, Inc.

Date: February 16, 2018	By:	/s/ Larry J. Miller
Larry J. Miller,
Chairman, President and
Chief Executive Officer
(Principal Executive Officer)

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